ARCA biopharma Investment Community Webcast: Top-line Data from GENETIC-AF Phase 2B Clinical Trial Nasdaq: ABIO February 26, 2018 Exhibit 99.2

Safe Harbor Statement This presentation contains "forward-looking statements" for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding potential Phase 3 development plans and timing for potential future Gencaro development, the expected features and characteristics of Gencaro, including the potential for genetic variations to predict individual patient response to Gencaro, Gencaro’s potential to treat AF, future treatment options for patients with AF, the potential for Gencaro to be the first genetically-targeted AF prevention treatment, the potential for future development of AB171 and associated potential timing, and the ability of ARCA’s financial resources to support its operations through the end of 2018. Such statements are based on management's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: ARCA’s financial resources and whether they will be sufficient to meet its business objectives and operational requirements; ARCA may not be able to raise sufficient capital on acceptable terms, or at all, to continue development of Gencaro or to otherwise continue operations in the future; results of earlier clinical trials may not be confirmed in future trials; the protection and market exclusivity provided by ARCA’s intellectual property; risks related to the drug discovery and the regulatory approval process; and, the impact of competitive products and technological changes. These and other factors are identified and described in more detail in ARCA’s filings with the Securities and Exchange Commission, including without limitation ARCA’s annual report on Form 10-K for the year ended December 31, 2016, and subsequent filings. ARCA disclaims any intent or obligation to update these forward-looking statements.

United Kingdom National Health Service, Atlas of Risk, 2017 Cardiovascular Disease By 2030, 43.9% of the US population is projected to have some form of cardiovascular disease1 1 - AHA Statistical Update – Heart and Stroke Stats 2017, p204

The Problem: Inconsistent Therapeutic Response Across Patients Modified from Spear et al., Trends Mol Med, 2001; 2 Lazarou et al., JAMA, 1998 Individual variations in response to drugs and drug toxicity is common in clinical and marketed drug settings. ~10% of drugs are withdrawn from market post-launch due to adverse drug reactions. Genetic targeting: Intends to enable patient selection for higher response rates with lower side effects b-blockers in HF b-blockers in AF

AF in HFrEF – An Unmet Medical Need A top unmet need for AF treatment are pharmacotherapies for patients with comorbid chronic heart failure1 No FDA approved drugs for this indication Currently approved antiarrhythmic agents for non-HFrEF patients are associated with significant side effects: Most are contraindicated or have warnings for HFrEF New onset AF markedly worsens HF morbidity & mildly increases mortality β-blockers approved for HFrEF but used off-label for AF have demonstrated only limited efficacy No agents approved for AF or HFrEF have genetically influenced clinical response for arrhythmia events Source(s)/Note(s): 1 – Decision Resources Group, “Atrial Fibrillation, December 2014”, p1 AHA; Atrial Fibrillation, 5/3/07: www.americanheart.org, eMedicine, Atrial Fibrillation, Jan. 2007: http://www.emedicine.com/med/topic184.htm ; Decision Resources, Cardium: Atrial Fibrillation, 2003.

Gencaro for Atrial Fibrillation in Genotype-Defined Heart Failure Population AF in HFREF No FDA approved drugs for this indication U.S. FDA Fast Track Designation (April 2015) AF HF

Gencaro (bucindolol hydrochloride)



Compound

- β-blocker/vasodilator – well characterized drug class
- β-blockers target cardiac myocytes to reduce adverse β1-adrenergic signaling that causes cardiac chamber remodeling
- Well characterized safety profile
- IP protection through 2030



CN
Cl−
H
N
O
NH2+
OH

Unique MOA

- Competitive antagonism
- Sympatholysis – norepinephrine (NE) lowering
- Inverse agonism – inactivation of constitutively active receptors
- Other β-blockers lack these last 2 properties

Genotype Specific Response

- Clinical response differentiated by patient genetic profile
- Via 2 specific adrenergic receptor (AR) polymorphisms – β1- and α2c
- Optimal genotype is *ADRB1* Arg389Arg – present in 50% of U.S. population
- ARCA & LabCorp jointly developed companion diagnostic test

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MERIT-HF (AF as AE + ECG) van Veldhuisen D J et al. Eur J Heart Fail; 8:539-546 2006 HR = 0.59 (0.44 – 0.79) P-value = 0.0004 Bucindolol = 75/1202 (6.2%) Placebo = 115/1190 (9.7%) Risk reduction 41% BEST (AF as AE + ECG) HR = 0.52 (0.37 – 0.75) P-value = 0.0004 Metoprolol = 47/1569 (3.0%) Placebo = 85/1563 (5.4%) Risk reduction 48% Effect of b-blockers on prevention of new onset AF in heart failure mortality trials Aleong RG et al, JACC-HF 1:338-344, 2013

b1389 Arg/Arg , DNA substudy (n = 441; 36 events ) Hazard Ratio = 0.26 (0.12 – 0.57) P-value = 0.0003 Hazard Ratio = 1.01 (0.56 – 1.84) P-value = 0.97 b1389 Gly carriers, DNA substudy (n = 484; 44 events) RES = (Ln 0.26/Ln 0.57 ) = 2.40 Interaction p = 0.008 Kaplan-Meier curves for prevention of atrial fibrillation in BEST: DNA substudy (Aleong et al, JACC Heart Fail; 1:338-44, 2013) BEST DNA substudy (Pts in SR @ Bsl) (n = 925; 80 events ) Hazard Ratio = 0.57 (0.36 – 0.90) P-value = 0.014

GENETIC-AF: Phase 2B Superiority Trial

Bucindolol vs. Toprol XL, Prevention of Recurrent AF in HFrEF Patients with the $\beta_1$389 Arg/Arg Genotype


LVEF <0.50, HFrEF (not Class IV); current/recent Hx of persistent or paroxysmal Sx AF (<180 days)
Randomization: *ADRB1* Arg389Arg genotype
1:1
Bucindolol
Toprol XL
ECV @ 3 wks if AF present
24-week Follow-up for 1EP + Blinded Treatment Extension Period
Phase 2B Enrollment N = 267
Trial sites: U.S, Canada & Europe

10

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Randomized subjects N or Other Participating countries U.S., Canada, Hungary, Serbia, Poland, Netherlands Randomized N: Total/U.S./ROW 267 / 127 / 140 Primary endpoint Time to AF/AFL/ACM (symptomatic or asymptomatic AF/AFL), 24 weeks Sample size based on Ph2B/3 seamless design Sample size to detect a Bayesian modeled Predictive Probability of Success (PPoS) of ≥40%, with an effect size of 25% Events N: Total/U.S./ROW 143 / 73 / 70 Event rates: Total/U.S./ROW 54% / 57% / 50% Length of Follow-up 24 weeks efficacy, then long term (mean 11.3 months) Age 60s NYHA Class I/II/III per protocol LVEF <0.50 per protocol; mean mid 0.30s Type of AF at randomization ~50% in AF, 50% sinus rhythm w/history of AF w/in 6mos. Background therapy ≥90% on beta-blockers, switched to study medication at randomization. No background anti-arrhythmic drugs. General protocol adherence Excellent (e.g. high % study drug target, 93% on OACs) GENETIC-AF: Baseline Characteristics and General Outcomes

Parameter Result Target drug doses achieved Gencaro 84%; Toprol-XL 72% Hazard ratio (HR), All Subjects 1.01 (0.71,1.42) Predictive probability (PPoS), All* 14.4% AF Burden sub-study HR, All (N = 69) 0.75 (0.43,1.32) HR, U.S. 0.70 (0.41,1.19) PPoS, U.S. 60.6% HR, ROW 1.34 (0.79,2.28) All-cause mortality (safety endpoint) 3 Toprol-XL arm, 0 Gencaro during 24 weeks; full follow-up annualized mortality rate 2.4% Toprol-XL, 2.4% Gencaro Number of Strokes (93% on OACs) 0 Toprol-XL (1 TIA); 0 Gencaro General safety SAEs 7.5% Toprol-XL, 6.0% Gencaro AEs 71.4% Toprol-XL, 74.6% Gencaro Less bradycardia AEs with Gencaro *Based on an N of 620 subjects, 330 events for a Ph 3 trial GENETIC-AF Top-line Results

Regional Heterogeneity in Treatment Effect In two of six ex-U.S. countries, patient selection differences led to differences in key baseline characteristics that could be expected to differentially affect outcomes. This and other hypotheses for regional heterogeneity are being further explored.

GENETIC-AF Clinical Trial Firsts 1st prospectively designed and conducted randomized, controlled trial (RCT) for prevention of atrial fibrillation (AF) in heart failure (HFrEF) 1st RCT in an AF-risk study population to compare atrial fibrillation burden (AFB) to clinical/ECG determined primary endpoints 1st cardiovascular, pharmacogenetically-targeted RCT to report data 1st beta-blocker RCT to measure CYP2D6 genetic variants and relate these to effectiveness and safety 1st beta-blocker RCT to include heart failure with moderately reduced ejection fraction (HFmREF) in the inclusion criteria (LVEF 0.40-0.49)

GENETIC-AF Conclusions Overall trial quality excellent Safety profile comparable or better (fewer bradycardia AEs) to metoprolol succinate (TOPROL-XL) Comparable efficacy to active control in overall population (hazard ratio (HR) 1.01) Trend for potential Gencaro superiority in U.S. patients observed Clinical/ECG determined primary endpoint (HR 0.70 [0.41,1.19]) AF Burden (HR 0.49 [0.24, 1.04]) Clear evidence of regional heterogeneity Likely due to country-specific differences in AF/HF referral patterns Will require further study for confirmation

Next Steps Continue pharmacogenetic drug development of two assets Gencaro AB171 Complete full analysis of GENETIC-AF trial data including explanation of regional heterogeneity Meet with FDA to review in 2Q2018 Gencaro Phase 2 data Potential Phase 3 development plan Present GENETIC-AF results at major CV scientific conference in 2018 Initiate clinical development of AB-171 Pharmacogenetic targeting in Peripheral Arterial Disease (PAD) & HFrEF

ARCA biopharma Nasdaq: ABIO February 26, 2018 Pharmacogenetic Precision Medicine for Cardiovascular Diseases